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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 16, 2007


                         AVANT IMMUNOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in charter)


          Delaware                    0-15006                 13-3191702
(State or other jurisdiction  (Commission file number)      (IRS employer
       of incorporation)                                  identification no.)

                                119 Fourth Avenue
                        Needham, Massachusetts 02494-2725
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (781) 433-0771

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 2.05.  Costs Associated with Exit or Disposal Activities.

On April 16, 2007, AVANT Immunotherapeutics, Inc. (the "Company") issued a press release announcing its planned restructuring activities to reduce ongoing operational costs, following an extensive review of its operations and cost structure. The restructuring aims to increase the focus of the Company's resources upon key programs and core operational capabilities and lower the Company's overall cost structure.

The restructuring, which will be implemented over the next few months, will result in a workforce reduction of approximately 30%. The Company expects to reduce its overall cost structure by approximately 18% over the next two years. The Company estimates that the workforce reduction charge will be approximately $1 million, which includes termination and retention benefits. There are no incremental future cash expenditures associated with these obligations.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Except for any historical information contained herein, the matters discussed in this current report on Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks also include the risks detailed from time to time in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 31, 2006. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

  (d) Exhibits

    Exhibit
    Number        Description of Exhibit

    99.1          AVANT Immunotherapeutics, Inc. Press Release, dated
                  April 16, 2007

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      AVANT IMMUNOTHERAPEUTICS, INC.

Dated: April 16, 2007                 By:   /s/ Avery W. Catlin
                                           -------------------------------------
                                            Avery W. Catlin
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

The following designated exhibit is furnished herewith:

Exhibit
Number            Description of Exhibit

99.1              AVANT Immunotherapeutics, Inc. Press Release, dated
                  April 16, 2007